UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2019 (May 14, 2019)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.
Healthcare Realty Trust Incorporated (the "Company") held its Annual Meeting of Shareholders on May 14, 2019. At the Annual Meeting, there were present in person or by proxy 110,787,961 shares of the Company’s common stock, representing approximately 88.3% of the total outstanding eligible votes. The proposals considered at the Annual Meeting were voted on as follows:

1.	The following individuals were elected to serve as directors for one-year terms or until their successors have been elected and take office.

	Votes For	Votes Withheld	Broker Non-Votes	Percent Voting For (1)
David R. Emery	106,375,472.861	287,232.819	4,124,986.000	99.73%
Todd J. Meredith	106,409,722.861	252,982.819	4,124,986.000	99.76%
John V. Abbott	106,446,348.825	216,356.855	4,124,986.000	99.80%
Nancy H. Agee	106,438,666.152	224,039.528	4,124,986.000	99.79%
Edward H. Braman	106,008,936.297	653,769.383	4,124,986.000	99.39%
Peter F. Lyle, Sr.	105,863,460.152	799,245.528	4,124,986.000	99.25%
John Knox Singleton	105,635,721.156	1,026,984.524	4,124,986.000	99.04%
Bruce D. Sullivan	105,235,195.085	1,427,510.595	4,124,986.000	98.66%
Christann M. Vasquez	105,575,539.152	1,087,166.528	4,124,986.000	98.98%
(1) Total "For" votes as a percentage of the shares voted on the proposal.

2.	The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For (1)
110,201,906.696	514,137.984	71,647.000	—	99.47%

3.	The shareholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For (1)
104,499,974.767	2,028,847.013	133,883.900	4,124,986.000	97.97%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED By: /s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Date: May 15, 2019